Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2009

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page(s)
	Basis of Presentation	i - iii
I.	Financial Highlights	1
II.	Income Statements	2
	a. Consolidated Statements of Income - Quarterly
	b. Consolidated Statements of Income - Year	3
	c. Consolidated Segment Data	4
	d. Gross Premium Written by Segment by Line of Business	5
	e. Segment Consecutive Quarters	6-7

III.	Balance Sheets	8
	a. Consolidated Balance Sheets
	b. Summary Investment Portfolio Information	9
	c. Investment Portfolio Composition - Quarterly	10
	d. Investment Portfolio: Mortgage and Asset Backed Securities	11
	e. Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	12
	f. Investment Portfolio: Ten Largest Corporate Holdings	13
	g. Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	14-15
	h. Reconciliation of Net Realized and Net Unrealized Investments Gains (Losses)	16
	i. Reinsurance Recoverable Analysis	17-18

IV.	Loss Reserve Analysis	19
	a. Paid to Incurred Analysis
	b. Paid to Incurred Analysis by Segment	20
	c. Segment Consecutive Quarters	21-22
	d. Estimated Exposures to Peak Zone Property Catastrophe Losses	23

V.	Share Analysis
	a. Earnings Per Common Share Analysis - As Reported, GAAP	24
	b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	25
	c. Diluted Book Value Per Common Share Analysis	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2008.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, including Hurricanes Ike and Gustav, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spread and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property : provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Credit and political risk: provides credit insurance, sovereign default insurance coverage and traditional political risk insurance coverage. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverage’s).

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily consists of employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of -loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to cedants for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended September 30,			Nine months ended September 30,
		2009	2008	Change	2009	2008	Change

HIGHLIGHTS	Gross premiums written	$775,314	$725,283	6.9%	$3,013,450	$2,863,633	5.2%
	Gross premiums written - Insurance	53.4%	55.5%	(3.8)%	43.3%	48.6%	(11.0)%
	Gross premiums written - Reinsurance	46.6%	44.5%	4.8%	56.7%	51.4%	10.4%
	Net premiums written	$595,144	$551,416	7.9%	$2,458,458	$2,327,407	5.6%

	Net premiums earned	$706,025	$689,970	2.3%	$2,078,154	$2,028,895	2.4%
	Net premiums earned - Insurance	39.5%	42.5%	(7.2)%	41.1%	43.9%	(6.5)%
	Net premiums earned - Reinsurance	60.5%	57.5%	5.4%	58.9%	56.1%	5.1%
	Net income (loss) available to common shareholders	$(95,892)	$(249,346)	(61.5)%	$178,948	$219,643	(18.5)%

	Reserve for losses and loss expenses	6,579,914	6,406,204	2.7%	6,579,914	6,406,204	2.7%
	Total shareholders’ equity	5,398,107	4,601,190	17.3%	5,398,107	4,601,190	17.3%
PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$(0.70)	$(1.79)	(61.1)%	$1.30	$1.55	(16.2)%
	Diluted earnings per common share	$(0.70)	$(1.79)	(61.1)%	$1.19	$1.40	(14.7)%
	Weighted average common shares outstanding	137,904	139,335	(1.0)%	137,693	141,628	(2.8)%
	Diluted weighted average common shares outstanding	137,904	139,335	(1.0)%	150,258	157,315	(4.5)%
	Book value per common share	$35.54	$29.72	19.6%	$35.54	$29.72	19.6%
	Diluted book value per common share (treasury stock method)	$31.58	$26.25	20.3%	$31.58	$26.25	20.3%
	Accumulated dividends paid per common share	$3.69	$2.91	27.0%	$3.69	$2.91	27.0%

FINANCIAL RATIOS	ROACE [a]	(8.2)%	(22.5)%	14.3%	5.4%	6.7%	(1.3)%

	Operating ROACE [b]	13.0%	(14.5)%	27.5%	14.7%	8.3%	6.4%

	Net loss and loss expense ratio	44.1%	102.3%	(58.2)%	51.8%	70.9%	(19.1)%
	Acquisition cost ratio	16.1%	13.1%	3.0%	15.4%	13.9%	1.5%
	General and administrative expense ratio	13.0%	12.6%	0.4%	12.8%	12.2%	0.6%

	Combined ratio	73.2%	128.0%	(54.8)%	80.0%	97.0%	(17.0)%

INVESTMENT DATA	Total assets	$15,919,468	$15,175,454	4.9%	$15,919,468	$15,175,454	4.9%
	Total cash and investments [c]	11,807,198	10,645,111	10.9%	11,807,198	10,645,111	10.9%

	Net investment income	134,788	50,583	166.5%	346,300	273,249	26.7%
	Net realized investment losses	(253,365)	(89,079)	184.4%	(317,640)	(51,842)	512.7%
	Total return on cash and investments [d]	4.3%	(3.6)%	7.9%	7.5%	(2.8)%	10.3%
	Return on other investments [e]	7.1%	(9.7)%	16.8%	11.3%	(12.5)%	23.8%
	Annualized pre-tax yield of fixed maturities [f]	4.1%	4.9%	(0.8)%	4.2%	5.0%	(0.8)%

[a]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.
[b]	Operating return on average common equity is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.
[c]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[d]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average month-end fair value balance of total cash and investments.
[e]	Return on other investments is calculated by dividing other investment income (loss) by the average month-end fair value balance of other investments.
[f]	Annualized pre-tax yield of fixed maturities is calculated by dividing the pre-tax net investment income generated from fixed maturities by the average month-end amortized cost balance of the fixed maturities.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
UNDERWRITING REVENUES
Gross premiums written	$775,314	$914,641	$1,323,495	$526,755	$725,283	$755,224
Premiums ceded	(180,170)	(213,628)	(161,194)	(187,282)	(173,867)	(171,322)

Net premiums written	595,144	701,013	1,162,301	339,473	551,416	583,902

Gross premiums earned	898,268	890,194	839,316	830,975	862,338	870,752
Ceded premiums amortized	(192,243)	(183,424)	(173,957)	(172,689)	(172,368)	(184,907)

Net premiums earned	706,025	706,770	665,359	658,286	689,970	685,845

Other insurance related income (loss)	(135,738)	(14,261)	(9,395)	(19,594)	(13,806)	1,005

Total underwriting revenues	570,287	692,509	655,964	638,692	676,164	686,850

UNDERWRITING EXPENSES
Net losses and loss expenses	311,109	378,252	387,999	273,837	705,531	328,193
Acquisition costs	113,423	103,309	101,976	83,916	90,333	100,039
General and administrative expenses	74,404	70,418	68,752	65,437	66,727	59,090

Total underwriting expenses	498,936	551,979	558,727	423,190	862,591	487,322

UNDERWRITING INCOME (LOSS)	71,351	140,530	97,237	215,502	(186,427)	199,528

OTHER OPERATING REVENUE (EXPENSES)
Net investment income (loss)	134,788	112,220	99,292	(26,012)	50,583	118,908
Net realized gains (losses) on investments	(253,365)	(23,678)	(40,597)	(33,425)	(89,079)	(1,192)
Interest expense and financing costs	(7,977)	(7,971)	(7,921)	(7,884)	(7,941)	(13,929)

Total other operating revenue (expenses)	(126,554)	80,571	50,774	(67,321)	(46,437)	103,787

OTHER (EXPENSES) REVENUE
Net foreign exchange (losses) gains	(6,784)	(24,184)	389	22,347	7,627	7,202
Corporate expenses [a]	(17,605)	(16,531)	(17,805)	(21,896)	(19,995)	(20,723)

Total other (expenses) revenue	(24,389)	(40,715)	(17,416)	451	(12,368)	(13,521)

INCOME (LOSS) BEFORE INCOME TAXES	(79,592)	180,386	130,595	148,632	(245,232)	289,794
Income tax (expense) recovery	(7,082)	(12,006)	(5,697)	(8,555)	5,104	(10,677)

NET INCOME (LOSS)	(86,674)	168,380	124,898	140,077	(240,128)	279,117
Preferred share dividends	(9,218)	(9,219)	(9,219)	(9,219)	(9,218)	(9,142)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$(95,892)	$159,161	$115,679	$130,858	$(249,346)	$269,975

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	44.1%	53.5%	58.3%	41.6%	102.3%	47.9%
Acquisition cost ratio	16.1%	14.6%	15.3%	12.7%	13.1%	14.6%
General and administrative expense ratio [a]	13.0%	12.3%	13.0%	13.3%	12.6%	11.6%

Combined ratio	73.2%	80.4%	86.6%	67.6%	128.0%	74.1%

Weighted average basic shares outstanding	137,904	137,849	137,316	136,433	139,335	146,845

Weighted average diluted shares outstanding	137,904	149,861	149,023	149,363	139,335	164,064
Basic earnings per common share	$(0.70)	$1.15	$0.84	$0.96	($1.79)	$1.84
Diluted earnings per common share	$(0.70)	$1.06	$0.78	$0.88	($1.79)	$1.65
ROACE (annualized)	(8.2)%	15.2%	11.6%	13.0%	(22.5)%	25.0%
Operating ROACE (annualized)	13.0%	17.4%	15.7%	16.2%	(14.5)%	25.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YTD

	Nine months ended September 30,			Year ended
	2009	2008	2007	December 31, 2008	December 31, 2007
UNDERWRITING REVENUES
Gross premiums written	$3,013,450	$2,863,633	$3,017,225	$3,390,388	$3,590,090
Premiums ceded	(554,992)	(536,226)	(538,623)	(723,508)	(726,333)

Net premiums written	2,458,458	2,327,407	2,478,602	2,666,880	2,863,757

Gross premiums earned	2,627,778	2,543,101	2,599,395	3,374,076	3,459,816
Ceded premiums amortized	(549,624)	(514,206)	(534,305)	(686,895)	(725,406)

Net premiums earned	2,078,154	2,028,895	2,065,090	2,687,181	2,734,410

Other insurance related income (loss)	(159,394)	(19,073)	3,638	(38,667)	3,911

Total underwriting revenues	1,918,760	2,009,822	2,068,728	2,648,514	2,738,321

UNDERWRITING EXPENSES
Net losses and loss expenses	1,077,360	1,438,929	1,079,714	1,712,766	1,370,260
Acquisition costs	318,708	282,593	293,923	366,509	384,497
General and administrative expenses	213,574	197,134	163,746	262,571	245,531

Total underwriting expenses	1,609,642	1,918,656	1,537,383	2,341,846	2,000,288

UNDERWRITING INCOME	309,118	91,166	531,345	306,668	738,033

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	346,300	273,249	357,873	247,237	482,873
Net realized gains (losses) on investments	(317,640)	(51,842)	(5,548)	(85,267)	5,230
Interest expense	(23,869)	(23,789)	(43,241)	(31,673)	(51,153)

Total other operating revenue	4,791	197,618	309,084	130,297	436,950

OTHER REVENUE (EXPENSES)
Net foreign exchange gains (losses)	(30,579)	21,360	16,477	43,707	16,826
Corporate expenses [a]	(51,941)	(51,291)	(47,247)	(73,187)	(58,300)

Total other expenses	(82,520)	(29,931)	(30,770)	(29,480)	(41,474)

INCOME BEFORE INCOME TAXES	231,389	258,853	809,659	407,485	1,133,509
Income tax expense	(24,785)	(11,554)	(32,943)	(20,109)	(41,491)

NET INCOME	206,604	247,299	776,716	387,376	1,092,018
Preferred share dividends	(27,656)	(27,656)	(27,573)	(36,875)	(36,775)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$178,948	$219,643	$749,143	$350,501	$1,055,243

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	51.8%	70.9%	52.3%	63.7%	50.1%
Acquisition cost ratio	15.4%	13.9%	14.2%	13.6%	14.1%
General and administrative expense ratio [a]	12.8%	12.2%	10.2%	12.5%	11.1%

Combined ratio	80.0%	97.0%	76.7%	89.8%	75.3%

Weighted average basic shares outstanding	137,693	141,628	148,753	140,322	147,524
Weighted average diluted shares outstanding	150,258	157,315	165,458	155,320	164,515
Basic earnings per common share	$1.30	$1.55	$5.04	$2.50	$7.15
Diluted earnings per common share	$1.19	$1.40	$4.53	$2.26	$6.41
ROACE, net income [b]	5.4%	6.7%	23.9%	8.1%	24.6%
Operating ROACE [b]	14.7%	8.3%	24.1%	10.1%	24.5%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Percentages presented are annualized for the nine months period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended September 30, 2009			Nine months ended September 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$413,922	$361,392	$775,314	$1,304,844	$1,708,606	$3,013,450
Net premiums written	239,781	355,363	595,144	764,932	1,693,526	2,458,458

Gross premiums earned	465,701	432,567	898,268	1,389,541	1,238,237	2,627,778
Ceded premiums amortized	(187,064)	(5,179)	(192,243)	(536,306)	(13,318)	(549,624)

Net premiums earned	278,637	427,388	706,025	853,235	1,224,919	2,078,154
Other insurance related income (loss)	(135,898)	160	(135,738)	(160,659)	1,265	(159,394)

Total underwriting revenues	142,739	427,548	570,287	692,576	1,226,184	1,918,760

UNDERWRITING EXPENSES
Net losses and loss expenses	111,228	199,881	311,109	451,143	626,217	1,077,360
Acquisition costs	29,613	83,810	113,423	84,122	234,586	318,708
General and administrative expenses	55,685	18,719	74,404	159,059	54,515	213,574

Total underwriting expenses	196,526	302,410	498,936	694,324	915,318	1,609,642

UNDERWRITING INCOME	$(53,787)	$125,138	$71,351	$(1,748)	$310,866	$309,118

KEY RATIOS
Net loss and loss expense ratio	39.9%	46.8%	44.1%	52.9%	51.1%	51.8%
Acquisition cost ratio	10.6%	19.6%	16.1%	9.9%	19.2%	15.4%
General and administrative expense ratio	20.0%	4.4%	10.5%	18.6%	4.4%	10.3%
Corporate expense ratio			2.5%			2.5%

Combined ratio	70.5%	70.8%	73.2%	81.4%	74.7%	80.0%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007	2009	2008
INSURANCE SEGMENT
Property	$147,117	$176,421	$106,138	$99,413	$137,417	$147,033	$429,676	$439,725
Marine	45,765	61,858	60,626	22,625	41,121	49,971	168,249	170,609
Terrorism	7,861	10,165	5,667	6,215	7,112	11,672	23,693	30,073
Aviation	11,098	7,176	17,067	29,825	11,735	14,518	35,341	37,936
Credit and political risk	(3,902)	4,222	2,491	38,012	24,817	71,442	2,811	145,029
Professional lines	155,382	211,417	120,328	180,945	137,553	123,824	487,127	420,929
Liability	50,601	55,505	51,812	71,467	42,833	53,158	157,918	145,162
Other	—	—	29	439	84	9,111	29	3,530

TOTAL INSURANCE SEGMENT	413,922	526,764	364,158	448,941	402,672	480,729	1,304,844	1,392,993

REINSURANCE SEGMENT
Catastrophe	87,700	132,071	237,347	9,298	115,216	76,044	457,118	445,470
Property	78,196	110,083	126,457	3,599	64,683	55,965	314,736	292,507
Professional lines	84,903	70,420	113,640	52,208	55,378	54,645	268,963	174,560
Credit and bond	18,369	(1,632)	197,271	5,610	5,083	6,705	214,008	148,887
Motor	7,655	23,771	77,704	1,933	7,202	5,886	109,130	99,559
Liability	78,896	29,991	153,724	(3,112)	54,659	59,014	262,611	185,333
Engineering	5,979	8,839	41,266	4,856	17,381	13,578	56,084	78,500
Other	(306)	14,334	11,928	3,422	3,009	2,658	25,956	45,824

TOTAL REINSURANCE SEGMENT	361,392	387,877	959,337	77,814	322,611	274,495	1,708,606	1,470,640

CONSOLIDATED TOTAL	$775,314	$914,641	$1,323,495	$526,755	$725,283	$755,224	$3,013,450	$2,863,633

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
UNDERWRITING REVENUES
Gross premiums written	$413,922	$526,764	$364,158	$448,941	$402,672	$480,729
Net premiums written	239,781	313,136	212,015	260,934	235,666	315,605

Gross premiums earned	465,701	478,299	445,541	461,931	461,871	483,046
Ceded premiums amortized	(187,064)	(179,324)	(169,918)	(169,346)	(168,299)	(181,121)

Net premiums earned	278,637	298,975	275,623	292,585	293,572	301,925
Other insurance related (loss) income	(135,898)	(14,956)	(9,805)	(19,789)	(13,751)	610

Total underwriting revenues	142,739	284,019	265,818	272,796	279,821	302,535

UNDERWRITING EXPENSES
Net losses and loss expenses	111,228	187,211	152,704	109,945	230,577	113,092
Acquisition costs	29,613	28,306	26,203	17,677	21,964	34,721
General and administrative expenses	55,685	52,893	50,481	48,560	49,361	43,262

Total underwriting expenses	196,526	268,410	229,388	176,182	301,902	191,075

UNDERWRITING INCOME (LOSS)	$(53,787)	$15,609	$36,430	$96,614	$(22,081)	$111,460

KEY RATIOS
Net loss and loss expense ratio	39.9%	62.6%	55.4%	37.6%	78.5%	37.5%
Acquisition cost ratio	10.6%	9.5%	9.5%	6.0%	7.5%	11.5%
General and administrative expense ratio	20.0%	17.7%	18.3%	16.6%	16.8%	14.3%

Combined ratio	70.5%	89.8%	83.2%	60.2%	102.8%	63.3%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
UNDERWRITING REVENUES
Gross premiums written	$361,392	$387,877	$959,337	$77,814	$322,611	$274,495
Net premiums written	355,363	387,877	950,286	78,539	315,750	268,297

Gross premiums earned	432,567	411,895	393,775	369,044	400,467	387,706
Ceded premiums amortized	(5,179)	(4,100)	(4,039)	(3,343)	(4,069)	(3,786)

Net premiums earned	427,388	407,795	389,736	365,701	396,398	383,920
Other insurance related income (loss)	160	695	410	195	(55)	395

Total underwriting revenues	427,548	408,490	390,146	365,896	396,343	384,315

UNDERWRITING EXPENSES
Net losses and loss expenses	199,881	191,041	235,295	163,892	474,954	215,101
Acquisition costs	83,810	75,003	75,773	66,239	68,369	65,318
General and administrative expenses	18,719	17,525	18,271	16,877	17,366	15,828

Total underwriting expenses	302,410	283,569	329,339	247,008	560,689	296,247

UNDERWRITING INCOME (LOSS)	$125,138	$124,921	$60,807	$118,888	$(164,346)	$88,068

KEY RATIOS
Net loss and loss expense ratio	46.8%	46.8%	60.4%	44.8%	119.8%	56.0%
Acquisition cost ratio	19.6%	18.4%	19.4%	18.1%	17.2%	17.0%
General and administrative expense ratio	4.4%	4.3%	4.7%	4.6%	4.4%	4.1%

Combined ratio	70.8%	69.5%	84.5%	67.5%	141.4%	77.1%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Sep 30, 2009	Jun 30, 2009	Mar 31, 2009	Dec 31, 2008	Sep 30, 2008	Sep 30, 2007
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$9,682,932	$8,872,839	$8,238,175	$7,750,654	$8,336,337	7,643,789
Equities, available for sale, at fair value	137,544	96,875	78,527	107,283	129,220	12,054
Other investments, at fair value	541,447	539,545	494,405	492,082	636,304	603,651
Short term investments	282,737	165,197	225,583	261,879	113,283	167,790

Total investments	10,644,660	9,674,456	9,036,690	8,611,898	9,215,144	8,427,284
Cash and cash equivalents	1,239,471	1,380,863	1,411,551	1,820,673	1,419,610	1,830,852
Accrued interest receivable	82,169	87,361	80,746	79,232	74,693	76,257
Insurance and reinsurance premium balances receivable	1,497,639	1,707,677	1,581,743	1,185,785	1,412,445	1,385,486
Reinsurance recoverable balances	1,369,824	1,381,076	1,375,143	1,304,551	1,410,554	1,247,720
Reinsurance recoverable balances on paid losses	36,625	62,764	57,507	74,079	62,617	97,047
Deferred acquisition costs	363,739	374,849	375,774	273,096	333,002	331,290
Prepaid reinsurance premiums	284,922	296,994	266,789	279,553	264,960	246,027
Securities lending collateral	135,122	146,350	312,364	412,823	731,661	861,280
Goodwill and intangible assets	93,049	95,058	95,380	60,417	60,726	61,967
Other assets	172,248	171,437	183,679	180,727	190,042	146,694

TOTAL ASSETS	$15,919,468	$15,378,885	$14,777,366	$14,282,834	$15,175,454	$14,711,904

LIABILITIES
Reserve for losses and loss expenses	$6,579,914	$6,561,894	$6,392,278	$6,244,783	$6,406,204	$5,531,379
Unearned premiums	2,548,072	2,671,025	2,646,578	2,162,401	2,466,622	2,433,339
Insurance and reinsurance balances payable	170,664	178,372	154,763	202,145	223,963	255,922
Securities lending payable	138,092	149,288	317,310	415,197	730,412	858,546
Senior notes	499,449	499,422	499,395	499,368	499,342	499,234
Other liabilities	426,068	253,198	222,832	233,082	183,385	140,869
Net payable for investments purchased	159,102	156,567	51,373	64,817	64,336	49,023

TOTAL LIABILITIES	10,521,361	10,469,766	10,284,529	9,821,793	10,574,264	9,768,312

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,901	1,900	1,899	1,878	1,878	1,849
Additional paid-in capital	2,003,417	1,989,503	1,977,144	1,962,779	1,943,125	1,859,067
Accumulated other comprehensive (loss)	74,974	(528,261)	(767,182)	(706,499)	(495,697)	(28,444)
Retained earnings	3,319,467	3,447,511	3,282,392	3,198,492	3,097,487	2,690,742
Treasury shares, at cost	(501,652)	(501,534)	(501,416)	(495,609)	(445,603)	(79,622)

TOTAL SHAREHOLDERS’ EQUITY	5,398,107	4,909,119	4,492,837	4,461,041	4,601,190	4,943,592

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$15,919,468	$15,378,885	$14,777,366	$14,282,834	$15,175,454	$14,711,904

Book value per common share	$35.54	$32.02	$29.01	$29.08	$29.72	$30.50

Diluted book value per common share	$31.58	$28.72	$26.35	$25.79	$26.25	$26.93

Debt (Senior notes) to total capitalization [a]	8.5%	9.2%	10.0%	10.1%	9.8%	9.2%

Debt plus preferred shares to total capitalization	16.9%	18.5%	20.0%	20.1%	19.6%	18.4%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

At September 30, 2009

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
TYPE OF INVESTMENT
U.S. government and agency	$1,917,915	$22,324	$(3,773)	$1,936,466	16%
Non U.S. government	516,781	18,078	(648)	534,211	5%
Corporate debt	3,358,709	118,787	(35,571)	3,441,925	29%
Agency MBS [a], [b]	1,708,210	51,004	(488)	1,758,726	15%
Non-Agency CMBS [a]	778,967	10,165	(52,253)	736,879	6%
Non-Agency RMBS [a]	265,391	250	(39,393)	226,248	2%
ABS [a]	407,005	7,253	(28,741)	385,517	3%
Municipals	635,482	30,691	(3,213)	662,960	6%
Total Fixed Maturities	9,588,460	258,552	(164,080)	9,682,932	82%

Total Equities	129,055	16,522	(8,033)	137,544	1%

Total Short-term investments	282,737	—	—	282,737	2%

Cash, net of unsettled trades	218,979	—	—	218,979	2%

Total Invested Assets	10,219,231	275,074	(172,113)	10,322,192	87%
Operating Cash Balances	861,390	—	—	861,390	7%

	$11,080,621	$275,074	$(172,113)	11,183,582	94%

Other Investments				541,447	5%
Accrued interest receivable				82,169	1%

Total Cash and Investments				$11,807,198	100%

				Fair Value	Percentage
OTHER INVESTMENTS
Hedge funds				$321,820	60%
Collateralized loan obligations - equity tranches				66,953	12%
Credit funds				104,029	19%
Short duration high yield fund				48,645	9%

Total				$541,447	100%

[a]	For a further breakdown of our mortgage-backed (“MBS”) and asset-backed securities (“ABS”), refer to page 11.
[b]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION - QUARTERLY

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
TYPE OF INVESTMENT
U.S. government and agency	16.4%	16.2%	13.6%	11.5%	11.7%	11.5%
Non U.S. government	4.5%	2.8%	2.4%	2.5%	2.4%	1.6%
Corporate debt	29.2%	24.4%	21.7%	19.7%	19.3%	16.2%
MBS	23.1%	29.4%	33.5%	33.3%	33.1%	31.3%
ABS	3.3%	2.8%	3.4%	3.6%	3.8%	5.5%
Municipals	5.6%	5.2%	3.9%	3.5%	7.5%	7.8%
Mortgage derivatives	—	—	—	—	—	0.5%

Total Fixed Maturities	82.1%	80.8%	78.5%	74.1%	77.8%	74.4%
Equities	1.2%	0.9%	0.7%	1.1%	1.2%	—
Short-term investments	2.0%	1.5%	2.3%	2.6%	1.1%	1.6%
Cash, net of unsettled trades	1.9%	2.9%	3.0%	6.3%	3.6%	4.9%

Total Invested Assets	87.2%	86.1%	84.5%	84.1%	83.7%	80.9%
Operating Cash Balances	7.3%	8.2%	10.0%	10.3%	9.7%	12.4%

	94.5%	94.3%	94.5%	94.4%	93.4%	93.3%
Other Investments	4.6%	4.9%	4.7%	4.7%	5.9%	6.0%
Accrued interest receivable	0.9%	0.8%	0.8%	0.9%	0.7%	0.7%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY OF FIXED MATURITIES
AAA	61.9%	68.3%	72.3%	73.3%	70.5%	71.4%
AA	9.0%	8.0%	7.6%	6.3%	8.7%	7.7%
A	17.3%	14.2%	11.8%	12.3%	12.3%	11.3%
BBB	10.5%	8.5%	6.7%	7.8%	8.1%	9.6%
Below BBB	1.3%	1.0%	1.6%	0.3%	0.4%	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE OF FIXED MATURITIES
Within one year	5.8%	4.8%	4.9%	7.6%	7.5%	5.9%
From one to five years	41.9%	34.9%	32.8%	31.4%	27.6%	27.1%
From five to ten years	16.9%	17.5%	12.5%	10.0%	10.5%	10.0%
Above ten years	3.3%	2.9%	2.9%	2.9%	7.6%	7.9%
Asset-backed and mortgage-backed securities	32.1%	39.9%	46.9%	48.1%	46.8%	49.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	As of or for the quarter ended
	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES
Annualized pre-tax yield of fixed maturities	4.1%	4.4%	4.2%	5.0%	4.9%	5.0%
Yield to maturity of invested assets	3.4%	4.2%	4.6%	5.0%	5.7%	5.6%
Average duration of invested assets	2.8 yrs	3.1yrs	2.4yrs	2.5 yrs	2.9 yrs	3.2 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

At September 30, 2009

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$1,606,410	$—	$—	$—	$—	$—	$1,606,410	$—	$1,606,410
Agency CMO’s	111,496	9,665	—	—	—	—	111,496	9,665	121,161
Agency Floating Rate MBS	31,155	—	—	—	—	—	31,155	—	31,155

Total Agency	1,749,061	9,665	—	—	—	—	1,749,061	9,665	1,758,726

Non-Agency
Non-Agency CMO’s	—	—	109,847	635,145	74,914	100,721	184,761	735,866	920,627
Non-Agency Floating Rate MBS	—	—	24,778	1,013	16,709	—	41,487	1,013	42,500

Total Non Agency	—	—	134,625	636,158	91,623	100,721	226,248	736,879	963,127

Total	$1,749,061	$9,665	$134,625	$636,158	$91,623	$100,721	$1,975,309	$746,544	$2,721,853

	Asset-Backed Securities By Rating
	AAA	AA or lower	Total
Description
Auto	$180,449	$3,965	$184,414
CLO [b]	—	42,535	42,535
CDO	4,253	1,881	6,134
Credit Card	55,671	—	55,671
Equipment	—	150	150
Home Equity	9,670	6,595	16,265
Other	79,576	772	80,348

Total	$329,619	$55,898	$385,517

[a]	These represent securities backed by U.S Government sponsored agencies.
[b]	Collateralized loan obligation - debt tranche securities.

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

At September 30, 2009

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Gain / (Loss)	Realized losses and impairments in 2009
Subprime Agency MBS	$—	0.00%	$—	$—
Subprime Non-Agency MBS	3,195	0.05%	(1,207)	—
Subprime ABS	15,665	0.26%	(6,685)	(8,007)

Total Subprime	$18,860	0.31%	$(7,892)	$(8,007)

Alternative-A Agency MBS	$449	0.01%	$(1)	$—
Alternative-A Non-Agency MBS	68,080	1.15%	(17,613)	(2,918)
Alternative-A ABS	600	0.01%	(293)	(925)

Total Alternative-A	$69,129	1.17%	$(17,907)	$(3,843)

TOTAL Subprime and Alternative-A	$87,989	1.48%	$(25,799)	$(11,850)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$—	$1,989	$172	$2,161	11.5%
Sub-prime 2004	—	4,154	—	4,154	22.0%
Sub-prime 2005	—	5,768	702	6,470	34.3%
Sub-prime 2006	—	94	5,480	5,574	29.6%
Sub-prime 2007	—	103	398	501	2.7%

Total Subprime	$—	$12,108	$6,752	$18,860	100.0%

Rating as Percentage of Total	0.0%	64.2%	35.8%	100.0%

Alternative-A 2003 and prior	$—	$4,665	$2,792	$7,457	10.8%
Alternative-A 2004	449	14,958	109	15,516	22.4%
Alternative-A 2005	—	8,926	28,794	37,720	54.6%
Alternative-A 2006	—	—	4,139	4,139	6.0%
Alternative-A 2007	—	3,450	847	4,297	6.2%

Total Alternative A	$449	$31,999	$36,681	$69,129	100.0%

Rating as Percentage of Total	0.6%	46.3%	53.1%	100.0%

Subprime and Alternative-A 2003 and prior	$—	$6,654	$2,964	$9,618	10.9%
Subprime and Alternative-A 2004	449	19,112	109	19,670	22.4%
Subprime and Alternative-A 2005	—	14,694	29,496	44,190	50.2%
Subprime and Alternative-A 2006	—	94	9,619	9,713	11.0%
Subprime and Alternative-A 2007	—	3,553	1,245	4,798	5.5%

TOTAL Subprime and Alternative-A	$449	$44,107	$43,433	$87,989	100.0%

Rating as Percentage of Total	0.5%	50.1%	49.4%	100.0%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS IN FIXED MATURITY PORTFOLIO

At September 30, 2009

ISSUER (1)	Amortized Cost (2)	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO (3)	$207,808	$3,822	$211,630	2.2%
BANK OF AMERICA CORP	138,477	1,818	140,295	1.4%
CITIGROUP INC	135,417	1,488	136,905	1.4%
JP MORGAN CHASE CO	127,061	8,749	135,810	1.4%
VERIZON COMMUNICATIONS INC	113,582	7,281	120,863	1.2%
GOLDMAN SACHS GROUP	106,956	3,984	110,940	1.1%
MORGAN STANLEY	105,971	3,467	109,438	1.1%
WELLS FARGO & COMPANY	91,663	1,823	93,486	1.0%
HSBC HOLDINGS PLC	64,903	657	65,560	0.7%
CREDIT SUISSE GROUP	56,152	1,660	57,812	0.6%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Includes issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At September 30, 2009

ISSUER (1)	Amortized Cost (2)	Unrealized Gain/(Loss)	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO (3)	$207,808	$3,822	$211,630	2.2%
BANK OF AMERICA CORP	138,477	1,818	140,295	1.4%
CITIGROUP INC	135,417	1,488	136,905	1.4%
JP MORGAN CHASE CO	127,061	8,749	135,810	1.4%
GOLDMAN SACHS GROUP	106,956	3,984	110,940	1.1%
MORGAN STANLEY	105,971	3,467	109,438	1.1%
WELLS FARGO & COMPANY	91,663	1,823	93,486	1.0%
HSBC HOLDINGS PLC	64,903	657	65,560	0.7%
CREDIT SUISSE GROUP	56,152	1,660	57,812	0.6%
AMERICAN EXPRESS COMPANY	33,831	1,572	35,403	0.4%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Includes issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At September 30, 2009

	Estimated Fair Value
ISSUER (1)	Government Guaranteed (2)	Not Government Guaranteed	Total	% of Total Fixed Maturities
GENERAL ELECTRIC CO (3)	$105,095	$106,535	$211,630	2.2%
BANK OF AMERICA CORP	15,751	124,544	140,295	1.4%
CITIGROUP INC	56,207	80,698	136,905	1.4%
JP MORGAN CHASE CO	10,216	125,594	135,810	1.4%
GOLDMAN SACHS GROUP	26,170	84,770	110,940	1.1%
MORGAN STANLEY	18,218	91,221	109,439	1.1%
WELLS FARGO & COMPANY	5,393	88,093	93,486	1.0%
HSBC HOLDINGS PLC	4,784	60,776	65,560	0.7%
CREDIT SUISSE GROUP	—	57,812	57,812	0.6%
AMERICAN EXPRESS COMPANY	—	35,403	35,403	0.4%

Notes:

1.	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
2.	Corporate issuances guaranteed by the Federal Deposit Insurance Corporation (“FDIC”).
3.	Our investment in General Electric Co. is primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

RECONCILIATION OF NET REALIZED AND UNREALIZED INVESTMENTS GAINS (LOSSES)

	Quarter ended September 30, 2009			Nine months ended September 30, 2009
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$26,136	$601,933	$628,069	$27,035	$753,574	$780,609
Equity securities	1,593	30,959	32,552	(13,331)	65,536	52,205
Other than temporary impairments	(279,338)	—	(279,338)	(330,691)	—	(330,691)

Sub-total	(251,609)	632,892	381,283	(316,987)	819,110	502,123
Change in fair value of derivative instruments	(21,494)	—	(21,494)	(27,133)	—	(27,133)
Change in fair value of hedged AFS instruments [1]	19,738	(19,738)	—	26,480	(26,480)	—

Total (losses) gains	(253,365)	613,154	359,789	(317,640)	792,630	474,990
Income tax (recovery) expense	(5,915)	11,829	5,914	(6,585)	11,400	4,815

Net (losses) gains	$(247,450)	$601,325	$353,875	$(311,055)	$781,230	$470,175

	Quarter ended September 30, 2008			Nine months ended September 30, 2008
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities and short-term investments	$21,782	$(331,593)	$(309,811)	$75,318	$(493,476)	$(418,158)
Equity securities	(63,073)	(14,886)	(77,959)	(62,881)	(32,429)	(95,310)
Other than temporary impairments	(49,663)	—	(49,663)	(65,804)	—	(65,804)

Sub-total	(90,954)	(346,479)	(437,433)	(53,367)	(525,905)	(579,272)
Change in fair value of derivative instruments	1,875	—	1,875	1,525	—	1,525

Total gains (losses)	(89,079)	(346,479)	(435,558)	(51,842)	(525,905)	(577,747)
Income tax (recovery) expense	(556)	(940)	(1,496)	1,623	(5,853)	(4,230)

Net gains (losses)	$(88,523)	$(345,539)	$(434,062)	(53,465)	(520,052)	(573,517)

[1]	The fair value hedge represents currency derivatives used to hedge the fair value of certain foreign denominated investments attributable to changes in foreign currency exchange rates. Changes in the fair value of the currency derivatives along with the changes in the fair value of the hedged investments are recorded in net realized investment gains (losses).

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$31,630	$57,769	$52,512	$69,084	$57,622	$82,795
Reinsurance	4,995	4,995	4,995	4,995	4,995	14,252

Total	$36,625	$62,764	$57,507	$74,079	$62,617	$97,047

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$388,803	$397,627	$425,115	$417,370	$492,024	$414,777
Reinsurance	—	—	—	—	—	—

Total	$388,803	$397,627	$425,115	$417,370	$492,024	$414,777

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$970,655	$974,138	$939,382	$877,588	$922,329	$842,797
Reinsurance	32,799	31,745	31,079	30,026	30,405	24,144

Total	$1,003,454	$1,005,883	$970,461	$907,614	$952,734	$866,941

Provision against reinsurance recoverables:
Insurance	$(15,623)	$(15,624)	$(13,623)	$(13,623)	$(27,394)	$(19,944)
Reinsurance	(6,810)	(6,810)	(6,810)	(6,810)	(6,810)	(14,054)

Total	$(22,433)	$(22,434)	$(20,433)	$(20,433)	$(34,204)	$(33,998)

Net reinsurance recoverables:
Insurance	$1,375,465	$1,413,910	$1,403,386	$1,350,419	$1,444,581	$1,320,425
Reinsurance	30,984	29,930	29,264	28,211	28,590	24,342

Total	$1,406,449	$1,443,840	$1,432,650	$1,378,630	$1,473,171	$1,344,767

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		September 30, 2009
Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$991,799	$(35,465)	$956,334	72.3%	17.7%	$(2,076)	0.2%	$989,723
Other reinsurers balances > $20 million	131,008	(4,209)	126,799	9.6%	2.3%	(2,000)	1.5%	129,008
Other reinsurers balances < $20 million	306,075	(66,976)	239,099	18.1%	4.4%	(18,357)	6.0%	287,718

Total	$1,428,882	$(106,650)	$1,322,232	100.0%	24.4%	$(22,433)	1.6%	$1,406,449

At September 30, 2009, 97.4% (December 31, 2008: 97.1%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Partner Reinsurance Co of US	13.7%	3.4%
Swiss Reinsurance America Corporation	13.4%	3.3%
Transatlantic Reinsurance Co.	13.4%	3.3%
XL Reinsurance America Inc	7.5%	1.8%
Berkley Insurance Company	6.3%	1.5%
Lloyds of London	5.9%	1.4%
Ace Property & Casualty Ins	5.4%	1.3%
Federal Insurance Company	2.8%	0.7%
Munich Re America, Inc	2.5%	0.6%
Liberty Mutual Insurance Co.	2.1%	0.5%

	73.0%	17.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2009			Nine months ended September 30, 2009
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$6,561,894	$(1,443,840)	$5,118,054	$6,244,783	$(1,378,630)	$4,866,153
Incurred	359,504	(48,395)	311,109	1,300,597	(223,237)	1,077,360
Paid	(376,764)	85,805	(290,959)	(1,056,742)	198,879	(857,863)
Foreign exchange (gains) losses	35,280	(19)	35,261	91,276	(3,461)	87,815

End of period [a]	$6,579,914	$(1,406,449)	$5,173,465	$6,579,914	$(1,406,449)	$5,173,465

[a]	As at September 30, 2009, the gross reserve for losses and loss expenses included IBNR of $4,579 million, or 70%, of total gross reserves for loss and loss expenses. As at December 31, 2008, the comparable amount was $4,190 million, or 67%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2009			Nine months ended September 30, 2009
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$244,472	$132,292	$376,764	$669,734	$387,007	$1,056,741
Reinsurance recoveries received	(85,805)	—	(85,805)	(198,879)	—	(198,879)

Net losses paid	158,667	132,292	290,959	470,855	387,007	857,862

Change in:
Reported case reserves	(97,814)	56,294	(41,520)	(166,948)	77,482	(89,466)
IBNR	11,911	12,349	24,260	168,821	164,501	333,322
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	38,464	(1,054)	37,410	(21,585)	(2,773)	(24,358)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$111,228	$199,881	$311,109	$451,143	$626,217	$1,077,360

Gross reserve for losses and loss expenses	$3,572,266	$3,007,648	$6,579,914	$3,572,266	$3,007,648	$6,579,914

Prior years net favorable reserve development	$55,401	$66,698	$122,099	$138,167	$165,008	$303,175

Key Ratios
Net paid to net incurred percentage	142.7%	66.2%	93.5%	104.4%	61.8%	79.6%

Net paid losses / Net premiums earned	56.9%	31.0%	41.2%	55.2%	31.6%	41.3%
Change in net loss and loss expense reserves / Net premiums earned	(17.0)%	15.8%	2.9%	(2.3)%	19.5%	10.5%

Net loss and loss expense ratio	39.9%	46.8%	44.1%	52.9%	51.1%	51.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended
	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
Gross losses paid	$244,472	$226,204	$199,058	$270,708	$148,243	$126,883
Reinsurance recoveries received	(85,805)	(59,917)	(53,156)	(125,765)	(54,077)	(48,874)

Net losses paid	158,667	166,287	145,902	144,943	94,166	78,009

Change in:
Reported case reserves	(97,814)	(38,506)	(30,628)	32,149	34,509	1,976
IBNR	11,911	65,060	91,850	(159,195)	158,606	39,379
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	38,464	(5,630)	(54,420)	92,048	(56,704)	(6,272)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$111,228	$187,211	$152,704	$109,945	$230,577	$113,092

Gross reserve for losses and loss expenses	$3,572,266	$3,654,192	$3,603,197	$3,547,071	$3,690,039	$3,363,368

Prior years net favorable reserve development	$55,401	$46,860	$35,906	$60,045	$41,608	$58,607

Key Ratios

Net paid to net incurred percentage	142.7%	88.8%	95.5%	131.8%	40.8%	69.0%

Net paid losses / Net premiums earned	56.9%	55.6%	52.9%	49.5%	32.1%	25.8%
Change in net loss and loss expense reserves / Net premiums earned	(17.0)%	7.0%	2.5%	(11.9%)	46.5%	11.6%

Net loss and loss expense ratio	39.9%	62.6%	55.4%	37.6%	78.5%	37.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended
	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
Gross losses paid	$132,292	$143,366	$111,349	$139,509	$164,376	$105,316
Reinsurance recoveries received	—	—	—	—	(7,497)	(738)

Net losses paid	132,292	143,366	111,349	139,509	156,879	104,578

Change in:
Reported case reserves	56,294	(17,675)	38,863	41,589	161,303	49,528
IBNR	12,349	66,016	86,136	(17,585)	150,324	61,779
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	(1,054)	(666)	(1,053)	379	6,448	(784)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$199,881	$191,041	$235,295	$163,892	$474,954	$215,101

Gross reserve for losses and loss expenses	$3,007,648	$2,907,702	$2,789,081	$2,697,712	$2,716,165	$2,168,011

Prior years net favorable reserve development	$66,698	$49,882	$48,428	$65,116	$34,663	$23,585

Key Ratios

Net paid to net incurred percentage	66.2%	75.0%	47.3%	85.1%	33.0%	48.6%

Net paid losses / Net premiums earned	31.0%	35.1%	28.6%	38.1%	39.6%	27.2%
Change in net loss and loss expense reserves / Net premiums earned	15.8%	11.7%	31.8%	6.7%	80.2%	28.8%

Net loss and loss expense ratio	46.8%	46.8%	60.4%	44.8%	119.8%	56.0%

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES - AS OF OCTOBER 1, 2009

		Group Estimated Net Losses (in thousands of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$685,747	$938,250	$1,223,125	$74.5	$114.9	$186.7
California	Earthquake	430,323	650,121	1,100,491	22.9	34.7	59.6
Europe	Windstorm	504,696	739,312	1,117,339	28.3	41.0	59.0
Japan	Earthquake	232,898	318,356	583,657	18.2	25.9	47.2
Japan	Windstorm	88,415	133,722	144,801	19.2	27.3	43.2

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at October 1, 2009. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $938 million (or 17% of shareholders’ equity at September 30, 2009). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $938 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $938 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $115 billion, resulting in an estimated market share of insured losses for the Company of 0.8%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended September 30,		Nine months ended September 30,
	2009	2008	2009	2008
Net income (loss) available to common shareholders	$(95,892)	$(249,346)	$178,948	$219,643

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	137,904	139,335	137,693	141,628

Dilutive share equivalents:
Warrants [a]	—	—	10,328	12,600
Restricted stock [a]	—	—	1,529	—
Options [a]	—	—	695	1,496
Restricted stock units	—	—	13	1,591

Weighted average diluted shares outstanding	137,904	139,335	150,258	157,315

EARNINGS PER COMMON SHARE
Basic	$(0.70)	$(1.79)	$1.30	$1.55
Diluted	$(0.70)	$(1.79)	$1.19	$1.40

[a]	Due to the net loss incurred in the three months ended September 30, 2009 and 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Quarter ended
	Q3 2009	Q2 2009	Q1 2009	Q4 2008	Q3 2008	Q3 2007
Net income (loss) available to common shareholders	$(95,892)	$159,161	$115,677	$130,858	$(249,346)	$269,975

COMMON SHARES OUTSTANDING

Common Shares - at beginning of period	137,710	137,622	136,212	137,991	139,653	147,924
Shares issued	129	93	1,630	13	113	86
Shares repurchased for treasury	(4)	(5)	(220)	(1,792)	(1,775)	(2,225)
Shares repurchased and cancelled	—	—	—	—	—	(75)

Common Shares - at end of period	137,835	137,710	137,622	136,212	137,991	145,710

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	137,904	137,849	137,316	136,433	139,335	146,845

Dilutive share equivalents:
Warrants [a]	—	10,018	9,729	10,293	—	13,124
Restricted stock [a]	—	1,332	1,308	1,921	—	1,710
Options [a]	—	656	668	716	—	2,385
Restricted stock units	—	6	2	—	—	—

Weighted average diluted shares outstanding	137,904	149,861	149,023	149,363	139,335	164,064

EARNINGS PER COMMON SHARE
Basic	$(0.70)	$1.15	$0.84	$0.96	$(1.79)	$1.84

Diluted	$(0.70)	$1.06	$0.78	$0.88	$(1.79)	$1.65

[a]	Due to the net loss incurred in the three months ended September 30, 2009 and 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2009
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$30.18

Book value per common share		$4,898,107	137,835	$35.54

Dilutive securities:
Warrants	$12.37	—	11,655	(2.78)
Restricted stocks		—	4,588	(0.97)
Options	$21.63	—	798	(0.17)
Restricted stock units		—	167	(0.03)
Phantom stock units		—	67	(0.01)

Diluted book value per common share		$4,898,107	155,110	$31.58

	At December 31, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$29.12

Book value per common share		$3,961,041	136,211	$29.08

Dilutive securities:
Warrants	$12.40	—	11,317	(2.23)
Restricted stocks		—	5,163	(0.90)
Options	$21.20	—	834	(0.15)
Phantom stock units		—	62	(0.01)

Diluted book value per common share		$3,961,041	153,588	$25.79

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.